                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   NOVEMBER 22, 2004
                                                     ---------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        1-13953                                           65-0773649
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(Commission File Number)                       (IRS Employer Identification No.)

           7500 GRACE DRIVE
          COLUMBIA, MARYLAND                                            21044
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 8.01  Other Events.

     On October 29, 2004 W. R. Grace & Co. received a letter from the U.S.
Attorney for the District of Montana informing the company that it has been named as a target of a federal grand jury investigation involving possible obstruction of federal agency proceedings, violations of federal environmental laws, and conspiring with others to violate federal environmental laws. This investigation relates to Grace's former vermiculite mining and processing activities in Libby, Montana. By designating Grace as a "target" of the investigation, the government is asserting that it has substantial evidence linking the company to the commission of a crime. Grace understands that the investigation is at an advanced stage and that it is likely to be indicted during the first quarter of 2005, unless a resolution of this matter can be reached with the government within such timeframe.

     Several current and former senior level employees associated with Grace's construction products business also have been named as targets of the investigation. On November 15, 2004 the U.S. Bankruptcy Court granted Grace's request to advance legal and defense costs to the employees, subject to a reimbursement obligation if it is later determined that the employees did not meet the standards for indemnification set forth under state corporate law.

     Grace is unable to assess whether the investigation, any indictment resulting therefrom, or any resolution thereof or conviction resulting therefrom, will have a material adverse effect on the results of operations or financial condition of Grace or affect Grace's bankruptcy proceeding.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                             W. R. GRACE & CO.
                                                         -----------------------
                                                               (Registrant)

                                                         By /s/ Mark A. Shelnitz
                                                            --------------------
                                                             Mark A. Shelnitz
                                                                Secretary

Dated: November 26, 2004